Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 AND INCREMENTAL ASSUMPTION AGREEMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 2 and Incremental Assumption Agreement to Amended and Restated Credit Agreement, dated as of November 5, 2014 (this “Amendment”), is entered into by and among Ply Gem Holdings, Inc. (“Holdings”), Ply Gem Industries, Inc. (the “Specified U.S. Borrower”), Gienow Canada Inc. and Mitten Inc. (collectively, the “Canadian Borrowers”), each other Loan Party signatory hereto, each Lender providing an increase to its Revolving Credit Commitment or a new Revolving Credit Commitment, as the case may be (collectively, the “Commitment Increase Lenders”), and UBS AG, Stamford Branch, as U.S. Administrative Agent (in such capacity, the “U.S. Administrative Agent”).

RECITALS

A. The Specified U.S. Borrower, the Canadian Borrowers, Holdings, the U.S. Administrative Agent, UBS AG, Stamford Branch, as U.S. Collateral Agent, U.S. Swing Line Lender and a U.S. L/C Issuer, Wells Fargo Capital Finance, LLC, as Co-Collateral Agent, Wells Fargo Bank, National Association, as a U.S. L/C Issuer, UBS AG Canada Branch, as Canadian Administrative Agent, Canadian Collateral Agent, Canadian Swing Line Lender and a Canadian L/C Issuer, Credit Suisse AG, Cayman Islands Branch, as a U.S. L/C Issuer, Credit Suisse AG, Toronto Branch, as a Canadian L/C Issuer, and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of November 1, 2013 (as amended by that certain Amendment thereto, dated as of April 7, 2014, as it may be from time to time hereafter amended, restated or otherwise modified from time to time, the “Credit Agreement”).

B. The Specified U.S. Borrower has requested an increase to the Revolving Credit Commitments in the form of U.S. Revolving Credit Commitments in an aggregate principal amount for such increase equal to $50,000,000 pursuant to Section 2.16 of the Credit Agreement (the “Commitment Increase”) to be effective upon meeting the conditions precedent to effectiveness set forth in Section 4 of this Amendment. Each Commitment Increase Lender has provided an increase to its existing Revolving Credit Commitment or a new Revolving Credit Commitment, as the case may be, in the amount set forth opposite such Commitment Increase Lender’s name on Schedule I to this Amendment.

C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrowers, the Borrowers, the U.S. Administrative Agent and the Commitment Increase Lenders hereby agree as follows:

1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement (as amended hereby).

2. Additional Revolving Credit Commitments.

2.1 Each Commitment Increase Lender hereby acknowledges and agrees that it hereby provides an increase to its Revolving Credit Commitment or a new Revolving Credit Commitment, as the case may be, in the amount set forth opposite such Commitment Increase Lender’s name on Schedule I to this Amendment and each party hereto acknowledges and agrees that, after giving effect to the terms and provisions of this Amendment, including, without limitation, the proposed Commitment Increase, the Revolving Credit Commitments of each Lender shall be as set forth on Schedule II to this Amendment.

2.2 Each Commitment Increase Lender:

(a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents which it has requested, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment;

(b) agrees that it will, independently and without reliance upon the Administrative Agents or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;

(c) appoints and authorizes the Administrative Agents and Collateral Agents to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agents and the Collateral Agents, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and

(d) solely with respect to each Commitment Increase Lender providing a new Revolving Credit Commitment hereunder, acknowledges and agrees that, upon its execution of this Amendment, such Commitment Increase Lender shall automatically and without further action become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

2.3 Each Commitment Increase Lender hereby agrees to make its new Revolving Credit Commitment or increased Revolving Credit Commitment, as the case may be, on the following terms and conditions:

(a) The terms and provisions of any Revolving Credit Commitments and Revolving Credit Loans provided in connection with the Commitment Increase shall be identical to the Revolving Credit Commitments and Revolving Credit Loans under the Credit Agreement as in effect immediately prior to giving effect to this Amendment.

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(b) Except as expressly set forth in this Amendment, the increased Revolving Credit Commitments and the Revolving Credit Loans made thereunder shall be subject to the provisions of the Credit Agreement and the other Loan Documents.

3. Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants to the Administrative Agents and the Lenders, as of the date hereof, that:

3.1 The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law; except with respect to any conflict, breach or contravention or payment referred to in clause (b)(i), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

3.2 No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (ii) filings or actions specified on Schedule IV, which shall be executed and delivered or taken, as applicable, within one hundred and twenty (120) days following the date hereof or such longer period as the U.S. Administrative Agent may agree in its reasonable discretion.

3.3 This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

3.4 No Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document or will occur and be continuing as a result of the execution, delivery and performance of this Amendment or the consummation of any of the other actions contemplated hereby.

4. Conditions Precedent to Effectiveness. The effectiveness of the amendments and other agreements set forth in this Amendment are subject in each instance to the satisfaction of each of the following conditions precedent, each in a manner reasonably satisfactory to the U.S. Administrative Agent:

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4.1 Amendment. This Amendment shall have been duly executed and delivered by each Loan Party, the U.S. Administrative Agent, the U.S. L/C Issuers and each Commitment Increase Lender.

4.2 Certificate of Responsible Officer. The U.S. Administrative Agent shall have received a certificate executed by a Responsible Officer of the Specified U.S. Borrower to the effect that the conditions set forth in Section 4.02(a) and (b) of the Credit Agreement shall have been satisfied on and as of the date hereof.

4.3 Breakage Payments. The Borrowers shall have made any breakage payments required by Section 3.05 of the Credit Agreement in connection with any adjustment of Revolving Credit Loans pursuant to Section 2.16(e) of the Credit Agreement.

4.4 Legal Opinion. The U.S. Administrative Agent shall have received an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, as special counsel to the Loan Parties, as to such matters concerning the Loan Parties and this Amendment as the U.S. Administrative Agent may reasonably request.

4.5 Fees. The Borrowers shall have paid to the Administrative Agent and the Lenders such fees as shall have been separately agreed upon in writing.

The funding by each Commitment Increase Lender of any portion of its Commitment will be deemed irrevocable evidence of the satisfaction of the conditions set forth in this Section 4.

5. Reference to and Effect Upon the Credit Agreement and other Loan Documents.

5.1 Full Force and Effect. Each Loan Party hereby consents to this Amendment and hereby confirms and agrees that (a) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed, and (b) the Liens granted by such Loan Party on all Collateral of such Loan Party continue to secure the payment of all of the U.S. Obligations and/or Canadian Obligations (as applicable).

5.2 No Waiver. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition or, except as specifically provided herein, to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document or (b) prejudice any right, power or remedy which any Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

5.3 Certain Terms. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

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7. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8. Successors. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10. Costs and Expenses. As provided in Section 10.04 of the Credit Agreement, the Borrowers shall pay the reasonable out-of-pocket expenses incurred by the Administrative Agents in connection with the preparation, execution and delivery of this Amendment.

11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

12. Certain U.S. Federal Income Tax Matters. The Borrowers have determined that this Amendment does not result in a significant modification of the Revolving Credit Commitments for U.S. federal income tax purposes and accordingly, the Revolving Credit Commitments continue to be “grandfathered obligations” for purposes of FATCA. “FATCA”, for purposes of this Section 12, means Section 1471 through 1474 of the Code (or any amended or successor version that is substantively comparable) or any Treasury regulations promulgated thereunder.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

PLY GEM INDUSTRIES, INC.

by	/s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President

GIENOW CANADA INC.

by	/s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President

MITTEN INC.

by	/s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President

PLY GEM HOLDINGS, INC.

By	/s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President

[Amendment No. 2 to Amended and Restated Credit Agreement – Ply Gem]

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE III HERETO

By	/s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President

NEW ALENCO EXTRUSION, LTD. By: Alenco Extrusion Management, L.L.C., its General Partner

by	/s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President

NEW ALENCO WINDOW, LTD. By: Alenco Building Products Management, L.L.C., its General Partner

by	/s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President

NEW GLAZING INDUSTRIES, LTD. By: Glazing Industries Management, L.L.C., its General Partner

by	/s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President

[Amendment No. 2 to Amended and Restated Credit Agreement – Ply Gem]

UBS AG, STAMFORD BRANCH, as U.S. Administrative Agent, a U.S. L/C Issuer and a Commitment Increase Lender

by	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

by	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

[Amendment No. 2 to Amended and Restated Credit Agreement – Ply Gem]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. L/C Issuer and a Commitment Increase Lender

by	/s/ Dennis J. Rebman
Name: Dennis J. Rebman
Title: Vice President

[Amendment No. 2 to Amended and Restated Credit Agreement – Ply Gem]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a U.S. L/C Issuer

by	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

by	/s/ Remy Riester
Name: Remy Riester
Title: Authorized Signatory

[Amendment No. 2 to Amended and Restated Credit Agreement – Ply Gem]

JPMORGAN CHASE BANK, N.A., as a Commitment Increase Lender

by	/s/ Peter Predun
Name: Peter Predun
Title: Executive Director

[Amendment No. 2 to Amended and Restated Credit Agreement – Ply Gem]

ROYAL BANK OF CANADA, as a Commitment Increase Lender

by	/s/ Stuart Coulter
Name: Stuart Coulter
Title: Attorney in Fact

by	/s/ Francois Thibaudeau
Name: Francois Thibaudeau
Title: Attorney in Fact

[Amendment No. 2 to Amended and Restated Credit Agreement – Ply Gem]

US BANK NATIONAL ASSOCIATION, as a Commitment Increase Lender

by	/s/ Scot Turner
Name: Scot Turner
Title: Senior Vice President

[Amendment No. 2 to Amended and Restated Credit Agreement – Ply Gem]

GOLDMAN SACHS BANK USA, as a Commitment Increase Lender

by	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Amendment No. 2 to Amended and Restated Credit Agreement – Ply Gem]

KEYBANK NATIONAL ASSOCIATION, as a Commitment Increase Lender

by	/s/ Linda Skinner
Name: Linda Skinner
Title: Vice President

[Amendment No. 2 to Amended and Restated Credit Agreement – Ply Gem]

Schedule I

COMMITMENT INCREASE AMOUNTS

U.S. Revolving Credit Facility

Lender	U.S. Revolving Credit Commitment Increase Amount
UBS AG, Stamford Branch	$5,000,000
Wells Fargo Bank, National Association	$5,000,000
JPMorgan Chase Bank, N.A.	$2,000,000
Royal Bank of Canada	$2,000,000
US Bank National Association	$9,500,000
Goldman Sachs Bank USA	$1,500,000
KeyBank National Association	$25,000,000
Total	$50,000,000

Schedule II

COMMITMENT AND APPLICABLE PERCENTAGES AFTER GIVING EFFECT TO

$50,000,000 COMMITMENT INCREASE

U.S. Revolving Credit Facility

Lender	U.S. Revolving Credit Commitment	U.S. Revolving Credit Applicable Percentage
UBS AG, Stamford Branch	$65,000,000	26.00000%
Wells Fargo Bank, National Association	$65,000,000	26.00000%
KeyBank National Association	$25,000,000	10.00000%
Credit Suisse AG, Cayman Islands Branch	$24,000,000	9.60000%
US Bank National Association	$23,500,000	9.40000%
JPMorgan Chase Bank, N.A.	$18,000,000	7.20000%
Royal Bank of Canada	$16,000,000	6.40000%
Goldman Sachs Bank USA	$13,500,000	5.40000%
Total	$250,000,000	100.00000%

Canadian Revolving Credit Facility

Lender	Canadian Revolving Credit Commitment	Canadian Revolving Credit Applicable Percentage
UBS AG Canada Branch	$15,000,000	30.00000%
Wells Fargo Capital Finance Corporation Canada	$15,000,000	30.00000%
Credit Suisse AG, Toronto Branch	$6,000,000	12.00000%
JPMorgan Chase Bank, N.A.	$4,000,000	8.00000%
Royal Bank of Canada	$3,500,000	7.00000%
US Bank National Association Canada Branch	$3,500,000	7.00000%
Goldman Sachs Bank USA	$3,000,000	6.00000%
Total	$50,000,000	100.00000%

Schedule III

Alenco Building Products Management, L.L.C.

Alenco Extrusion GA, L.L.C.

Alenco Extrusion Management, L.L.C.

Alenco Holding Corporation

Alenco Interests, L.L.C.

Alenco Trans, Inc.

Alenco Window GA, L.L.C.

Aluminum Scrap Recycle, L.L.C.

AWC Arizona, Inc.

AWC Holding Company

Foundation Labs by Ply Gem, LLC

Glazing Industries Management, L.L.C.

Great Lakes Window, Inc.

Kroy Building Products, Inc.

Mastic Home Exteriors, Inc.

MW Manufacturers Inc.

MWM Holding, Inc.

Napco, Inc.

Ply Gem Pacific Windows Corporation

Simex, Inc.

Simonton Building Products LLC

Simonton Industries, Inc.

Simonton Windows, Inc.

Simonton Windows & Doors, Inc.

Variform, Inc.

Schedule IV

Post-Closing Filings and Actions

Mortgage or deed of trust amendments will be recorded in Clay County, MO; Columbus County, NC; Shelby County, OH; Cherokee County, SC; Marion County, TN; Franklin County, VA; Augusta County, VA; and Calgary, Alberta, and title insurance bringdown endorsements will be delivered in connection therewith.